SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 10, 2008

BUSINESS MARKETING SERVICES, INC.
(Exact name of registrant as specified in the Charter)

DELAWARE	333-152017
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

701 Fifth Ave 42nd Fl.
Seattle, WA 98104
 (Address of Principal Executive Offices)
___________________________

(206) 262-7336
 (Issuer Telephone number)
___________________________

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 10, 2008, our board of director appointed the following person as our Secretary, with the respective title as set forth opposite his name below:

Name	Age	Position
Neil Craig Lemon	37	Secretary

The business background description of the newly appointed officer is as follows:

Neil Craig Lemon, Secretary

Mr. Lemon owned and operated “Neil’s Truck and Crane” in the greater Seattle area for 17 years. For the past four years Neil has been co-owner and manager of “B and N Hot Rods” in Seattle where he resides with his wife and two children.

There is no employment contract between Mr. Lemon and our company.

ITEM 9.01 EXHIBITS.

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BUSINESS MARKETING SERVICES, INC.

Date: October 16, 2008	By:	/s/ Doug Black
Doug Black
Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer, Controller, Principal Accounting Officer